Exhibit 10.13b


                             LIGHTSPACE CORPORATION

                 AMENDMENT NO. 2 TO UNIT SUBSCRIPTION AGREEMENT


     THIS AMENDMENT NO. 2, dated as of the 30th day of April, 2007 by and among the Investors (as defined below) and LIGHTSPACE CORPORATION, a Delaware corporation (referred to herein as the "Company").

                              W I T N E S S E T H:

     WHEREAS, the parties wish to amend the Unit Subscription Agreement, dated as of April 11, 2007 (as amended, the "Original Unit Subscription Agreement") by and among the Investors as defined therein and the Company (as amended hereby the "Unit Subscription Agreement");

     WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Original Unit Subscription Agreement; and

     WHEREAS, as a condition of Closing under the Unit Subscription Agreement, the Company has agreed to a further covenant in favor of the Investors;

     NOW THEREFORE, in consideration of the mutual promises, representations and warranties made each to the other, it is hereby agreed that the Unit Subscription Agreement is hereby amended and supplemented as follows:

     1. The Company hereby agrees to amend Section 5.1 of the Unit Subscription Agreement so as to be and read in its entirety as follows:

     "The Company shall cooperate with each Investor in supplying such information as may be reasonably requested by such Investor to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of the safe harbor pursuant to Rule 144 for the sale of any of the Purchased Shares, the Purchased Warrants, the Underlying Securities and shares of capital stock of the Company received in respect of the foregoing. The Company shall file with the SEC in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act for a period of at least five years after the Closing."

     2. The Company has amended its Certificate of Incorporation to increase the number of authorized shares of Common Stock to 75,000,000 shares.

     3. Except as explicitly amended as set forth in this Amendment, the terms and provisions of the Original Unit Subscription Agreement shall continue in full force and effect. This Amendment shall be effective when duly executed by the Company.


                            [signature page follows]

                                 Signature Page
                                       to
       Lightspace Corporation Amendment No. 2, dated as of April 30, 2007 to Unit Subscription Agreement, dated April 11, 2007


IN WITNESS WHEREOF, the undersigned has executed this Amendment 2 to Unit Subscription Agreement on the day and year first above written.


                                                     THE COMPANY:

                                                     LIGHTSPACE CORPORATION


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:


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